Agreements with Horizon	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Agreements with Horizon
12. Agreements with Horizon
The Company entered into a Collaboration and Option Agreement (the Horizon Collaboration Agreement) and an Asset Purchase Agreement (the Purchase Agreement, collectively with the Horizon Collaboration Agreement, the Horizon Agreements) with Horizon Therapeutics Ireland DAC (Horizon) on August 12, 2022. Prior to the execution of the Horizon Agreements, the Company had completed a Phase 1 study for bempikibart
(formerlyADX-914,
a fully humanized, high affinity
anti-inerleukin-7
receptor antagonist antibody) and was preparing to initiate two separate Phase 2 clinical trials. Under the terms of the Horizon Agreements, the Company was required to complete the two planned Phase 2 clinical trials as well as certain other development work agreed to by the parties. Horizon had the option to purchase bempikibart at any time up until the option termination date, which would have been shortly after the receipt of a data package from the second Phase 2 clinical trial. If Horizon had elected to exercise the option to acquire bempikibart, Horizon would have received all tangible and non-tangible
assets related to bempikibart, including the assignment of the license the Company obtained from BMS (see Note 7) when it initially acquired the technology, and would have assumed liabilities associated with bempikibart, including payment obligations under the BMS license.
Per the terms of the Horizon Collaboration Agreement, the Company received a total of $55.0 million for initiation of certain development activities associated with the planned clinical trials and related activities. If

Horizon had exercised its option, the Company would have received a prespecified fee pursuant to the Purchase Agreement. The Company would also have been entitled to receive additional payment from Horizon based on the achievement of future development and regulatory milestones as well as royalty payments on annual net sales.
Horizon Termination Agreement
In October 2023, Amgen Inc. (Amgen) completed its acquisition of Horizon Therapeutics public limited company (Horizon plc). Following the closing of Amgen’s acquisition of Horizon plc, the Company agreed with Amgen to mutually terminate the Horizon Agreements and in November 2023, the Company and Horizon entered into a termination agreement (the Horizon Termination Agreement), pursuant to which Horizon’s option to acquire the bempikibart program was terminated. As a result, the Company retained all initial consideration and development funding received under the Horizon Collaboration Agreement and regained full development and commercial rights to bempikibart. In consideration for the Horizon Termination Agreement, the Company agreed to pay Horizon regulatory and sales milestones payments of up to an aggregate amount of $75.1 million upon the first achievement of certain regulatory and sales milestones with respect to bempikibart.
Accounting Analysis
Prior to the termination agreement, the Company concluded the arrangement was within the scope of Topic 606. Specifically, the Company concluded that the research services required to be performed as part of the Horizon Collaboration Arrangement represented an output of the Company’s ordinary activities, and this represents a contract with a customer. At the commencement of the collaboration arrangement with Horizon, the Company identified two performance obligations related to the development activities of bempikibart, one of each of the specified clinical trials, with each composing the services related to the clinical trial and other related development activities. The Company also identified a material right related to the option for Horizon to purchase bempikibart. The material right was considered a separate performance obligation pursuant to the provisions of Topic 606. The Company determined the transaction price to be $55.0 million which it allocated to the three performance obligations based on the estimated stand-alone selling price of each performance obligation.
The following table summarizes the allocation of the transaction price allocated to each performance obligation (in thousands):

Transaction Price
AD phase 2 research services	$25,417
AA phase 2 research services	18,265
Material right for the purchase of ADX-914	11,318

Total	$55,000

The Company concluded that the consideration allocated to the research service performance obligations should be recognized over time as Horizon received the benefit of the research activities as the activities were performed. The Company has determined that this method was most appropriate as progress towards completion of research is largely driven by time and effort spent and costs incurred to perform this research. As of December 31, 2022, the Company had received $32.5 million of the $55.0 million transaction price from Horizon. The Company recognized $6.7 million of collaboration agreement revenue for the year ended December 31, 2022. As of December 31, 2023, the Company had received the full $55.0 million, which the Company retains. The Termination Agreement is accounted for as a modification because it does not result in the addition of distinct goods or services. Since the two performance obligations and the material right are terminated with no further performance obligations aside from the contingent payments to Horizon of up to $75.1 million, the Company recognized the remaining deferred revenue in the fourth quarter of 2023.

Upon the execution of the Horizon Termination Agreement, the Company became obligated to pay Horizon up to $75.1
million contingent on regulatory and sales-based milestones or up to
$20.1
million in excess of the cash received. These potential payments to the customer are not in exchange for a distinct good or service; therefore, the Company accounts for consideration payable to a customer as a reduction of the transaction price under ASC 606. The Company concluded that the
$55.0
million of arrangement consideration previously recognized should be fully constrained as a result of the contingent consideration payable to the customer, and accordingly, all amounts previously recognized as revenue were reversed in the fourth quarter of 2023 and a refund liability was established for the $55.0 million cash received during the term of the collaboration agreement. No amounts have been recognized related to the remaining potential payment to Horizon (up to $
20.1
million) as it is not probable that the respective milestones will be achieved at this time.